Exhibit No. 99

WELLS FARGO 2003-C: INITIAL COMPUTATIONAL MATERIALS

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CREDIT SUISSE FIRST BOSTON CORPORATION AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CREDIT SUISSE FIRST BOSTON CORPORATION IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

                                                                      TOTAL POOL
No of Loans                                                               903.00
Total Scheduled Balance                                             434319815.95
Avg Scheduled Balance                                                  480974.33
Minimum Scheduled Balance                                              139713.81
Maximum Scheduled Balance                                             1500000.00
WAC                                                                         5.26
WA/Net/Rate                                                                 4.87
WA/Gross/Margin                                                             2.25
WAM                                                                       359.00
WA. Original Term                                                         360.00
Months To Roll                                                             59.00
Season                                                                      1.00
Wgt Avg LTV                                                                63.06
FICO                                                                      731.00
First Rate Cap                                                              5.00
Periodic Rate Cap                                                           2.00
Wgt. AVG. Maximum Rate                                                     10.26

INDEX TYPE                                                            TOTAL POOL
Libor - 1 Year                                                            100.00
TOTAL:                                                                    100.00

MONTHS TO NEXT RATE ADJ.                                              TOTAL POOL
55 - 57                                                                     2.99
58 - 60                                                                    97.01
TOTAL:                                                                    100.00

MORTGAGE RATES (%)                                                    TOTAL POOL
3.751 - 4.000                                                               0.35
4.001 - 4.250                                                               0.98
4.251 - 4.500                                                               2.57
4.501 - 4.750                                                               4.61
4.751 - 5.000                                                              14.82
5.001 - 5.250                                                              28.45
5.251 - 5.500                                                              35.53
5.501 - 5.750                                                              10.17
5.751 - 6.000                                                               2.52
TOTAL:                                                                    100.00

GROSS MARGIN                                                          TOTAL POOL
2.001 - 2.250                                                              99.82
2.501 - 2.750                                                               0.18
TOTAL:                                                                    100.00

CEILING RATE (%)                                                      TOTAL POOL
8.751 - 9.000                                                               0.35
9.001 - 9.250                                                               0.98
9.251 - 9.500                                                               2.57
9.501 - 9.750                                                               4.61
9.751 - 10.000                                                             14.82
10.001 - 10.250                                                            28.45
10.251 - 10.500                                                            35.62
10.501 - 10.750                                                            10.08
10.751 - 11.000                                                             2.52
TOTAL:                                                                    100.00

CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCES ($)                     TOTAL POOL
100,000.01 - 200,000.00                                                     0.08
200,000.01 - 300,000.00                                                     0.30
300,000.01 - 400,000.00                                                    27.05
400,000.01 - 500,000.00                                                    28.47
500,000.01 - 600,000.00                                                    18.12
600,000.01 - 700,000.00                                                    13.86
700,000.01 - 800,000.00                                                     4.16
800,000.01 - 900,000.00                                                     1.94
900,000.01 - 1,000,000.00                                                   5.67
1,200,000.01 >=                                                             0.35
TOTAL:                                                                    100.00

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CREDIT SUISSE FIRST BOSTON CORPORATION AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CREDIT SUISSE FIRST BOSTON CORPORATION IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

STATE                                                                 TOTAL POOL
California                                                                 59.31
Massachusetts                                                               5.25
Illinois                                                                    4.21
Texas                                                                       3.76
Colorado                                                                    3.59
Virginia                                                                    3.09
New Jersey                                                                  2.84
Maryland                                                                    2.10
Washington                                                                  1.69
Connecticut                                                                 1.64
Other                                                                      12.53
TOTAL:                                                                    100.00

FICO                                                                  TOTAL POOL
<= 100                                                                      2.34
551 - 579                                                                   0.14
580 - 619                                                                   1.25
620 - 659                                                                   6.21
660 - 699                                                                  17.76
700 - 729                                                                  17.56
730 >=                                                                     54.74
TOTAL:                                                                    100.00

PROPERTY TYPE                                                         TOTAL POOL
Single Family Detached                                                     91.48
Condo - Low Rise <5 floors                                                  3.94
Condo - High Rise >8 floors                                                 1.36
2 Family                                                                    0.21
Co-op                                                                       0.09
PUD                                                                         2.91
TOTAL:                                                                    100.00

OCCUPANCY STATUS                                                      TOTAL POOL
Primary                                                                    98.35
Second Home                                                                 1.65
TOTAL:                                                                    100.00

PURPOSE                                                               TOTAL POOL
Purchase                                                                   17.18
Refinance - Rate Term                                                      68.39
Refinance - Cashout                                                        14.43
TOTAL:                                                                    100.00

ORIGINAL LTV RATIO                                                    TOTAL POOL
<= 50.00                                                                   16.97
50.01 - 55.00                                                               8.19
55.01 - 60.00                                                              12.06
60.01 - 65.00                                                              12.71
65.01 - 70.00                                                              19.79
70.01 - 75.00                                                               8.81
75.01 - 80.00                                                              19.78
80.01 - 85.00                                                               0.19
85.01 - 90.00                                                               1.05
90.01 - 95.00                                                               0.44
TOTAL:                                                                    100.00

ORIGINAL TERM                                                         TOTAL POOL
301 - 360                                                                 100.00
TOTAL:                                                                    100.00

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CREDIT SUISSE FIRST BOSTON CORPORATION AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CREDIT SUISSE FIRST BOSTON CORPORATION IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

STATED REMAINING TERM                                                 TOTAL POOL
321 - 360                                                                 100.00
TOTAL:                                                                    100.00

SEASONING (MONTHS)                                                    TOTAL POOL
<= 0.00                                                                    22.21
0.01 - 5.00                                                                77.79
TOTAL:                                                                    100.00